UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21098

LMP Real Estate Income Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: December 31

Date of reporting period: March 31, 2015

ITEM 1.	SCHEDULE OF INVESTMENTS.

LMP REAL ESTATE INCOME FUND INC.

FORM N-Q

MARCH 31, 2015

LMP REAL ESTATE INCOME FUND INC.

Schedule of investments (unaudited)	March 31, 2015

SECURITY	SHARES	VALUE
REAL ESTATE INVESTMENT TRUST COMMON STOCKS - 92.7%
Apartments - 10.1%
Apartment Investment and Management Co., Class A Shares	107,800	$4,243,008	(a)
AvalonBay Communities Inc.	24,200	4,216,850	(a)
Camden Property Trust	13,300	1,039,129
Equity Residential	58,720	4,571,939
UDR Inc.	87,600	2,981,028

Total Apartments		17,051,954

Diversified - 15.1%
Digital Realty Trust Inc.	74,200	4,894,232	(a)
Dream Office Real Estate Investment Trust	125,000	2,600,568
DuPont Fabros Technology Inc.	88,600	2,895,448
EPR Properties	120,000	7,203,600	(a)
Lexington Corporate Properties Trust	105,100	1,033,133
Liberty Property Trust	176,000	6,283,200	(a)
STORE Capital Corp.	25,200	588,420

Total Diversified		25,498,601

Health Care - 12.4%
HCP Inc.	116,390	5,029,212	(a)
Health Care REIT Inc.	63,800	4,935,568	(a)
Healthcare Trust of America Inc., Class A Shares	85,050	2,369,493
OMEGA Healthcare Investors Inc.	108,000	4,381,560	(a)
Senior Housing Properties Trust	190,000	4,216,100	(a)

Total Health Care		20,931,933

Industrial - 1.9%
DCT Industrial Trust Inc.	90,590	3,139,849

Lodging/Resorts - 5.7%
Hersha Hospitality Trust	310,100	2,006,347
Hospitality Properties Trust	166,000	5,476,340	(a)
LaSalle Hotel Properties	55,100	2,141,186

Total Lodging/Resorts		9,623,873

Mortgage - 7.3%
American Capital Agency Corp.	115,310	2,459,562	(a)
Annaly Capital Management Inc.	224,700	2,336,880	(a)
Starwood Property Trust Inc.	307,100	7,462,530	(a)

Total Mortgage		12,258,972

Office - 14.7%
Alexandria Real Estate Equities Inc.	31,400	3,078,456
BioMed Realty Trust Inc.	209,700	4,751,802	(a)
First Potomac Realty Trust	163,619	1,945,430
Highwoods Properties Inc.	110,200	5,044,956	(a)
Kilroy Realty Corp.	103,740	7,901,876	(a)
Paramount Group Inc.	60,000	1,158,000
Parkway Properties Inc.	59,800	1,037,530

Total Office		24,918,050

Regional Malls - 6.2%
CBL & Associates Properties Inc.	50,800	1,005,840
Macerich Co.	34,350	2,896,736
Simon Property Group Inc.	34,000	6,651,760	(a)

Total Regional Malls		10,554,336

See Notes to Schedule of Investments.

LMP REAL ESTATE INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	March 31, 2015

SECURITY		SHARES	VALUE
Retail -Free Standing - 2.7%
Spirit Realty Capital Inc.		384,769	$4,648,010

Shopping Centers - 16.6%
Excel Trust Inc.		249,000	3,490,980	(a)
Inland Real Estate Corp.		480,000	5,131,200	(a)
Kite Realty Group Trust		66,000	1,859,220
Ramco-Gershenson Properties Trust		247,620	4,605,732	(a)
Regency Centers Corp.		88,500	6,021,540	(a)
Retail Properties of America Inc., Class A Shares		186,900	2,996,007	(a)
Urstadt Biddle Properties, Class A Shares		46,000	1,060,760	(a)
Westfield Corp.		394,000	2,858,292	(b)

Total Shopping Centers			28,023,731

REAL ESTATE INVESTMENT TRUST TOTAL COMMON STOCKS (Cost - $110,131,193)			156,649,309

	RATE
REAL ESTATE INVESTMENT TRUST PREFERRED STOCKS - 26.2%
Diversified - 6.6%
DuPont Fabros Technology Inc., Cumulative, Series B	7.625%	103,000	2,652,250
EPR Properties, Series E	9.000%	60,000	2,039,400
LBA Realty Fund LP, Cumulative Redeemable	8.750%	90,000	4,089,375	*
Retail Properties of America Inc., Cumulative	7.000%	90,000	2,360,700

Total Diversified			11,141,725

Lodging/Resorts - 6.6%
Ashford Hospitality Trust, Series E	9.000%	64,000	1,702,400	(a)
Chesapeake Lodging Trust, Series A	7.750%	70,000	1,844,500
Hersha Hospitality Trust, Series B	8.000%	120,000	3,126,000
LaSalle Hotel Properties, Series I	6.375%	30,000	756,000
Pebblebrook Hotel Trust, Series A	7.875%	118,000	3,066,820
Pebblebrook Hotel Trust, Series C	6.500%	27,000	681,750

Total Lodging/Resorts			11,177,470

Office - 2.5%
Alexandria Real Estate Equities Inc., Series D	7.000%	50,000	1,475,000
Corporate Office Properties Trust, Series L	7.375%	105,000	2,756,250

Total Office			4,231,250

Regional Malls - 2.5%
CBL & Associates Properties Inc., Series E	6.625%	70,000	1,778,700
General Growth Properties Inc., Series A	6.375%	96,000	2,448,000

Total Regional Malls			4,226,700

Retail-Free Standing - 2.3%
National Retail Properties Inc., Series D	6.625%	64,001	1,680,666
National Retail Properties Inc., Series E	5.700%	85,000	2,120,750

Total Retail-Free Standing			3,801,416

See Notes to Schedule of Investments.

LMP REAL ESTATE INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	March 31, 2015

SECURITY	RATE	SHARES	VALUE
Shopping Centers - 5.7%
Cedar Realty Trust Inc., Series B	7.250%	107,400	$2,752,662
Excel Trust Inc., Series B	8.125%	67,000	1,780,860
Urstadt Biddle Properties Inc., Cumulative, Series F	7.125%	87,500	2,319,625
WP Glimcher Inc.	7.500%	105,000	2,787,750

Total Shopping Centers			9,640,897

REAL ESTATE INVESTMENT TRUST TOTAL PREFERRED STOCKS (Cost - $41,012,481)			44,219,458

TOTAL INVESTMENTS - 118.9% (Cost - $151,143,674#)			200,868,767
Liabilities in Excess of Other Assets - (18.9)%			(31,922,753)

TOTAL NET ASSETS - 100.0%			$168,946,014

*	Non-income producing security.

(a)	All or a portion of this security is pledged as collateral pursuant to the loan agreement.

(b)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:

REIT	— Real Estate Investment Trust

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s portfolio holdings as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

LMP Real Estate Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is high current income and the Fund’s secondary objective is capital appreciation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Real estate investment trust common stocks:
Shopping centers	$25,165,439	$2,858,292	—	$28,023,731
Other real estate investment trust common stocks	128,625,578	—	—	128,625,578
Real estate investment trust preferred stocks:
Diversified	7,052,350	4,089,375	—	11,141,725
Other real estate investment trust preferred stocks	33,077,733	—	—	33,077,733

Total investments	$193,921,100	$6,947,667	—	$200,868,767

†	See Schedule of Investments for additional detailed categorizations.

2. Investments

At March 31, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$52,056,945
Gross unrealized depreciation	(2,331,852)

Net unrealized appreciation	$49,725,093

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LMP Real Estate Income Fund Inc.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	May 26, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	May 26, 2015

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	May 26, 2015